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                                                                   EXHIBIT 10.82

                        STOCK OPTION AGREEMENT AMENDMENT

                               Amendment Number 1

         This Amendment Number 1 to the Stock Option Agreement entered into between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Thomas
C. Shull ("Shull"), which evidenced the grant to Shull by the Company of an option to purchase 500,000 shares of the Company's common stock under the Hanover Direct, Inc. 2000 Management Stock Option Plan as of December 14, 2001 (the "Option Agreement"), shall be effective as of September 1, 2002.

                              W I T N E S S E T H :

         WHEREAS, the Company and Shull entered into the Stock Option Agreement; and

         WHEREAS, the Company and Shull now desire to amend the Option Agreement in certain respects.

         NOW, THEREFORE, it is agreed by and between the parties hereto to the following amendments to the Option Agreement:

         1. Paragraph 4 of the Option Agreement is hereby amended to include a proviso at the end as follows:

                      "; provided, further, however, that Optionee agrees that the Option Shares shall not be saleable until September 30, 2004 and, if issued prior thereto, shall be legended to such effect and stop transfer instructions given to the Company's transfer agent ."

         2. All references in the Option Agreement and in this Amendment Number 1 to the "Services Agreement" shall refer to the Employment Agreement between the Company and Shull, entered into as of September 1, 2002.

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         3.       Except as hereunder provided, the Option Agreement shall
remain in full force and effect without further modification.

         IN WITNESS WHEREOF, the Company and Shull have executed this Amendment Number 1 as of September 1, 2002.

                                    HANOVER DIRECT, INC.

                                    By: /s/ Michael D. Contino
                                        ----------------------
                                        Name: Michael D. Contino
                                        Title: EVP & C.O.O

                                    /s/ Thomas C. Shull
                                    -------------------
                                    THOMAS C. SHULL